SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

February 28, 2001

CLARK/BARDES HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-24769 (Commission File Number)	52-2103926 (IRS Employer Identification No.)

102 SOUTH WYNSTONE PARK DRIVE #200
NORTH BARRINGTON, ILLINOIS 600100
(Address ands zip code of principal executive offices)

Registrant's telephone number, including area code:
(847) 304-5800

Item 5. Other Events.

On February 28, 2001, Clark/Bardes Holdings, Inc. ("CBH") issued a press release announcing its results for the fourth quarter and full year 2000, and an estimate of fiscal year 2001 earnings. All amounts included in the press release, including but not limited to, the earnings estimates, are forward looking statements based on CBH's internal projections. These estimates are not a guarantee of future performance. Actual results could differ materially from those contemplated by the press release as a result of certain factors, such as difficulties associated with changes in tax legislation, dependence on key consultants, dependence on persistency of existing business, credit risk related to renewal revenue, acquisition risks, competitive factors and pricing pressure, dependence on certain insurance companies, changes in legal and regulatory requirements, general economic conditions and such other factors discussed under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 1999 as filed with the Securities and Exchange Commission.

Management will conduct its regularly scheduled conference call with analysts and institutional investors on February 28, 2001 at 10:00 CST to discuss the quarter's results. A copy of the press release issued by CBH on February 28, 2001 is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference. CBH's February 28, 2001 conference call will be broadcast simultaneously to the public. To listen to the live call, access CBH's website at www.clarkbardes.com and go to the "Earnings Report" section.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        Exhibits.

        The following Exhibits are filed herewith:

Exhibit No.	Exhibit
99.1	Press Release Dated February 28, 2001

FORWARD LOOKING STATEMENTS

All statements other than statements of historical fact included in the press release attached hereto as Exhibit 99.1 are forward-looking statements. Words such as "anticipate," "believe," "estimate," "expect," "intend" and similar expressions as they relate to CBH or its management, identify forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are based on the beliefs of CBH's management as well as assumptions made by and information available to CBH's management as of February 28, 2001. These statements are not a guarantee of future performance. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, such as difficulties associated with changes in tax legislation, dependence on key consultants, dependence on persistency of existing business, credit risk related to renewal revenue, acquisition risks such as our ability to integrate acquired businesses, competitive factors and pricing pressure, dependence on certain insurance companies, changes in legal and regulatory requirements, general economic conditions and such other factors discussed under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 1999 as filed with the Securities and Exchange Commission. Such statements reflect the views of CBH's management with respect to future events as of February 28, 2001 and are subject to these and other risks, uncertainties and assumptions relating to the operations, results of operations, growth strategy and liquidity of CBH. All subsequent written and oral forward-looking statements attributable to CBH or persons acting on its behalf are expressly qualified in their entirety by this paragraph. CBH has no intention, and disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise. Further information may be obtained at CBH's Internet site: http://www.clark-bardes.com.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARK/BARDES HOLDINGS, INC.

Date: February 28, 2001	By: W.T. WAMBERG Name: W.T. Wamberg Title: President, Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release Dated February 28, 2001